                                                       Exhibit 99.19


                              POWER OF ATTORNEY

   Each person whose signature appears below hereby constitutes and appoints David J. Thelander, Daniel R. Waltcher and Matthew M. O'Toole, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                     G.T. GLOBAL VARIABLE INVESTMENT SERIES



--------------------------------    Director, Chairman of the
        David A. Minella              Board and President


  /s/  C. Derek Anderson
--------------------------------    Director                       February 24, 1997
       C. Derek Anderson


  /s/   Frank S. Bayley
--------------------------------    Director                       February 24, 1997
        Frank S. Bayley


  /s/ Arthur C. Patterson
--------------------------------    Director                       February 24, 1997
      Arthur C. Patterson


  /s/  Ruth H. Quigley
--------------------------------    Director                       February 24, 1997
       Ruth H. Quigley


  /s/ Robert G. Wade, Jr.
--------------------------------    Director                       February 24, 1997
      Robert G. Wade, Jr.


                                POWER OF ATTORNEY

     William J. Guilfoyle hereby constitutes and appoints David J. Thelander, Daniel R. Waltcher and Matthew M. O'Toole, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                     G.T. GLOBAL VARIABLE INVESTMENT SERIES


/s/  William J. Guilfoyle
_____________________________      Director, Chairman of      February 26, 1997
     William J. Guilfoyle          the Board and President